UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2017

ARCHROCK, INC.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
General

For the reasons described below, on January 4, 2017, the Audit Committee of the Board of Directors of Archrock, Inc. (formerly named Exterran Holdings, Inc.) (“Archrock”), upon the recommendation of Archrock’s management, determined that Archrock’s consolidated financial statements for its fiscal years ended December 31, 2015, 2014, and 2013, including related reports of its independent registered public accounting firm, and the unaudited financial statements for each quarter of 2014 and 2015, should no longer be relied upon.

The determination not to rely on Archrock’s financial statements for the periods listed above was made by Archrock’s Audit Committee and management after considering conclusions reached by Exterran Corporation that there were material errors in such historical periods relating to the application of percentage-of-completion accounting principles to certain Belleli engineering, procurement and construction (“EPC”) contracts. Such conclusions were reached, in part, based on an internal investigation into possible accounting irregularities involving the Belleli EPC business discussed in further detail below. These matters are discussed in detail in Exterran Corporation’s Form 10-K/A filed on January 4, 2017, as described below.

Archrock’s Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with Archrock’s independent registered public accounting firm, Deloitte & Touche LLP.

Anticipated Impact of Restatement on Archrock’s Historical Financial Statements

As Exterran Corporation has completed its restatement and filed its Form 10-K/A as described below, Archrock is in the process of preparing its restated financial statements and related disclosures to include in its amended Form 10-K as well as its Forms 10-Q for the three quarters in 2016, and will file these reports as soon as practicable. Archrock currently anticipates that the effects of the restatement will be limited to its discontinued international contract operations, international aftermarket services and global fabrication businesses included in the November 2015 spin-off of Exterran Corporation.

Excluding expenses related to the restatement and related investigation, Archrock does not expect the restatement to affect its 2016 consolidated financial statements or ongoing operating results. It is not anticipated that Archrock Partners, L.P. will be impacted by the restatement.

Background

As previously reported, on November 3, 2015, Archrock completed the spin-off of its international contract operations, international aftermarket services and global fabrication businesses into a standalone public company operating as Exterran Corporation (the “Spin-off”). Since the completion of the Spin-off, Archrock and Exterran Corporation have been independent, publicly traded companies. As a result of the Spin-off, Archrock classified the historical results of its international contract operations, international aftermarket services and global fabrication businesses as discontinued operations, net of tax, in Archrock’s consolidated statement of operations for all periods presented in Archrock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

On April 26, 2016, Exterran Corporation filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K under Item 4.02, disclosing that based on the preliminary results of an internal investigation into possible accounting irregularities relating to the application of percentage-of-completion accounting principles to specific EPC projects in the Middle East by its Belleli subsidiary during 2015, Exterran Corporation’s consolidated and combined financial statements for 2015 could no longer be relied upon as a result of material errors.

On the same date as Exterran Corporation’s April 26, 2016 filing of its Item 4.02 Form 8-K, Archrock filed a Current Report on Form 8-K under Item 7.01, disclosing that Archrock’s management and the Audit Committee of its Board of Directors were in the process of reviewing the matter to determine its possible impact on the historical financial statements of Archrock. While Archrock has provided periodic updates regarding its operating performance since that date, we have been unable to prepare financial statements and file periodic reports for any periods that include historical financial information pending Exterran Corporation’s completion of its internal investigation and restatement of previously issued financial statements.

Exterran Corporation Form 10-K/A

On January 4, 2017, Exterran Corporation filed an amended Annual Report on Form 10-K/A for the year ended December 31, 2015. Exterran Corporation’s Form 10-K/A contains restated Consolidated and Combined Financial Statements and related footnote disclosures as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (including unaudited quarterly periods within 2015 and 2014). In addition, Exterran Corporation’s Form 10-K/A includes restated selected combined statement of operations data and other financial data for the years ended December 31, 2012 and 2011 and restated selected combined balance sheet data as of December 31, 2013, 2012 and 2011. Exterran Corporation’s Form 10-K/A also amends certain other items, including Part II, Item 9A, Controls and Procedures, for the effects of the errors identified in the Belleli EPC business.

Exterran Corporation’s Form 10-K/A includes detailed descriptions of the matters resulting in the restatement and the quantitative impact of the restatement. The Appendix included in this Form 8-K and incorporated by reference herein contains an excerpt from Exterran Corporation’s Form 10-K/A relating to the restatement, specifically, the Explanatory Note.

Item 7.01 Regulation FD Disclosure

Exterran Corporation’s Form 10-K/A discloses that it has been cooperating with the SEC in an investigation, including responding to a subpoena for documents related to the restatement and compliance with the U.S. Foreign Corrupt Practices Act, which are also being provided to the Department of Justice at its request. Archrock has been assisting Exterran Corporation in responding to this investigation, including providing information regarding periods prior to the Spin-off that is not otherwise in Exterran Corporation’s possession.

Forward-Looking Statements

All statements in this Current Report on Form 8-K other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Archrock’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the filing of restated financial statements, the content and timing thereof, the anticipated effect of the errors, including about the scope of the errors and expectations about the impact on ongoing operating results.

In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this report. Factors that might cause these differences include, but are not limited to, potential delays in the preparation of restated financial statements, the risk that additional information will come to light during the course of the preparation of restated financial statements or the review thereof by Archrock’s registered independent accounting firm that alters the scope or magnitude of the restatement, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties, and potential delays arising from the restatement, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which could be a default under Archrock’s July 10, 2015 Credit Agreement as well as a violation of the Securities Exchange Act and the listing rules of the New York Stock Exchange.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Archrock Annual Report on Form 10-K for the year ended December 31, 2015, and those set forth from time to time in Archrock’s filings with the SEC, which are available at www.archrock.com. Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

January 5, 2017	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

Appendix

The following excerpts are quoted from the Explanatory Note to Exterran Corporation’s Form 10-K/A that was filed with the SEC on January 4, 2017.

EXPLANATORY NOTE

Exterran Corporation (together with its subsidiaries, the “Company,” “Exterran Corporation,” “our,” “we” or “us”) is filing this Amendment No. 1 (this “Form 10-K/A”) to amend its Annual Report on Form 10-K for the year ended December 31, 2015, originally filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016 (the “Original Filing”), to restate its Consolidated and Combined Financial Statements included in Part IV, Item 15 (collectively referred to as “Financial Statements”) and related footnote disclosures as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 (including the unaudited quarterly periods within 2015 and 2014). In addition, this Form 10-K/A also includes under Part II, Item 6 restated selected combined statement of operations data and other financial data for the years ended December 31, 2012 and 2011 and restated selected combined balance sheet data as of December 31, 2013, 2012 and 2011. This Form 10-K/A also amends certain other items in the Original Filing, as listed in “Items Amended in This Filing” below.

Background and Effects of Restatement

Subsequent to the filing of the Original Filing, senior management of the Company identified errors relating to the application of percentage-of-completion accounting principles to certain business lines of our subsidiary, Belleli Energy S.r.l. (subsequently renamed Exterran Italy S.r.l.). Such business lines comprise engineering, procurement and construction for the manufacture of tanks for tank farms and the manufacture of evaporators and brine heaters for desalination plants in the Middle East (referred to as “Belleli EPC” or the “Belleli EPC business” herein). Belleli Energy S.r.l. is headquartered in Mantova, Italy, and its operations are based in Dubai, United Arab Emirates. Management promptly reported the matter to the Audit Committee of the Company’s Board of Directors, which immediately retained counsel, who in turn retained a forensic accounting firm, to initiate an internal investigation. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2016, the Company’s management and the Audit Committee of the Board of Directors determined, based on the preliminary results of the internal investigation, that the Financial Statements and related report of independent registered public accounting firm within the Original Filing should no longer be relied upon as a result of errors, and possible irregularities, relating to the accounting for certain Belleli EPC projects.

As a result of the internal investigation, management identified inaccuracies related to Belleli EPC projects within our product sales segment in estimating the total costs required to complete projects impacting the years ended December 31, 2015, 2014, 2013, 2012 and 2011 (including the unaudited quarterly periods within 2015 and 2014). The application of percentage-of-completion accounting principles on Belleli EPC projects is estimated using the cost to total cost basis, which requires an estimate of total costs (labor and materials) required to complete each project. The cost-to-complete estimates for Belleli EPC projects were incorrectly estimated and at times manipulated by or at the direction of certain former members of Belleli EPC local senior management, resulting in a misstatement of product sales revenue. The inaccurate cost-to-complete estimates for some Belleli EPC projects also resulted in the need to establish and/or increase contract loss provisions for certain projects, and as a result, product sales cost of sales was misstated. Additionally, penalties for liquidated damages on certain projects were not correctly estimated. Furthermore, other errors within product sales cost of sales on Belleli EPC projects were identified, primarily relating to vendor claims, customer warranties and costs being charged to incorrect projects. As a result of the errors and conduct identified, our product sales revenue was overstated by $19.3 million, $28.1 million, $5.7 million, $1.2 million and $10.1 million during the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively, and our product sales cost of sales was understated by $0.4 million, $9.5 million and $21.0 million during the years ended December 31, 2015, 2014 and 2013, respectively, and overstated by $3.1 million and $3.5 million during the years ended December 31, 2012 and 2011, respectively. These errors and inaccuracies also resulted in the misstatement of accounts receivable, costs and estimated earnings in excess of billings on uncompleted contracts, billings on uncompleted contracts in excess of costs and estimated earnings, accrued liabilities and related income tax effects for each of the periods impacted.

We separately identified prior period errors related to the miscalculation and recovery of non-income-based tax receivables owed to us from the Brazilian government as of December 31, 2011. As a result of these errors and since relevant prior periods were being restated, we recorded adjustments to decrease intangible and other assets, net, beginning parent equity and other income by approximately $26.1 million, $17.5 million and $10.7 million, respectively, as of and for the year ended December 31, 2011 and increase other comprehensive income by approximately $2.1 million as of December 31, 2011. These errors also resulted in the misstatement of intangible and other assets, net, other (income) expense, net, and accumulated other comprehensive income in periods subsequent to December 31, 2011.

Along with restating our Financial Statements to correct the errors discussed above, we recorded adjustments for certain immaterial accounting errors related to the periods covered in this Form 10-K/A.

Contemporaneously with filing the Form 8-K on April 26, 2016, we self-reported the errors and possible irregularities at Belleli EPC to the SEC. Since then, we have been cooperating with the SEC in its investigation of this matter, including responding to a subpoena for documents related to the restatement and compliance with the U.S. Foreign Corrupt Practices Act (“FCPA”), which are also being provided to the Department of Justice at its request. The FCPA related requests in the SEC subpoena pertain to our policies and procedures, information about our third-party sales agents, and documents related to historical internal investigations completed prior to November 2015.

For a summary of the effect of the restatement as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013, see Note 3 and Note 23 (Quarterly Results) to the Financial Statements in this Form 10-K/A. Additionally, see Part II, Item 6 in this Form 10-K/A for a summary of the effect of the restatement on selected combined statement of operations data and other financial data for the years ended December 31, 2012 and 2011 and selected combined balance sheet data as of December 31, 2013, 2012 and 2011.

Internal Control Consideration

The Original Filing did not include a report of management’s assessment regarding internal control over financial reporting or an attestation report of the Company’s independent registered accounting firm due to a transition period established by rules of the SEC for newly public companies. However, in connection with the restatement in this Form 10-K/A, management evaluated the effectiveness of our internal control over financial reporting as of December 31, 2015, and concluded that deficiencies in the design and operating effectiveness of our internal controls, collectively, represent material weaknesses in our internal control over financial reporting and, therefore, that we did not maintain effective internal control over financial reporting as of December 31, 2015. For a description of the material weaknesses identified by management and management’s implemented and planned remediations for those material weaknesses, see “Part II, Item 9A - Controls and Procedures.”

Items Amended in This Filing

For the convenience of the reader, this Form 10-K/A sets forth the Original Filing, in its entirety, as amended to reflect the restatement. No attempt has been made in this Form 10-K/A to update other disclosures presented in the Original Filing of our Annual Report on Form 10-K for the year ended December 31, 2015, except as required to reflect the effects of the restatement. The financial statements contained in the Form 10-K were derived from the audited combined financial statements contained in our Registration Statement on Form 10, as amended, initially filed with the Securities and Exchange Commission on March 13, 2015 and declared effective on October 21, 2015 (“Registration Statement”), filed as part of the Company’s Spin-off from Archrock, Inc. (named Exterran Holdings, Inc. prior to November 3, 2015), and the Registration Statement contains substantially the same financial statement errors as those contained on the Original Filing. Accordingly, this Form 10-K/A should be read in conjunction with Exterran Corporation’s filings made with the SEC subsequent to the filing of the Form 10-K. The following items have been amended as a result of this restatement:

•	Part I - Disclosure Regarding Forward-Looking Statements

•	Part I, Item 1 - Business

•	Part I, Item 1A - Risk Factors

•	Part I, Item 3 - Legal Proceedings

•	Part II, Item 6 - Selected Financial Data

•	Part I, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part I, Item 7A - Quantitative and Qualitative Disclosures About Market Risk

•	Part II, Item 9A - Controls and Procedures

•	Part IV, Item 15 - Exhibits and Financial Statements Schedules

The Company’s Principal Executive Officer and Principal Financial Officer are providing currently dated certifications in connection with this Amended Annual Report on Form 10-K/A. These certifications are filed as Exhibits 31.1, 31.2, 32.1 and 32.2.